Right of use assets and lease liabilities	6 Months Ended
Jun. 30, 2026
Right of use assets and lease liabilities
Right of use assets and lease liabilities

9.Right of use assets and lease liabilities

For the six months ended June 30, 2026, the Company entered into new lease agreements for a total of €1.0 million (2025: €34,000). The main part of the addition is related to a new lease agreement for a building to set up a new manufacturing line and cleanroom area in Belgium.

The repayments of lease liabilities amounted to €0.6 million (2025: €0.7 million). The depreciations on the right of use assets amounted to €0.6 million and €0.6 million for the six months ended June 30, 2026, and 2025, respectively.